EXHIBIT 99.1

                        #REF!
 Date                                         2/28/2005 on or before settle date
 Deal Size                                  465,000,000 approx
Other DEAL INFO
---------------
Lead                                        GS
Originator[s]                               New Century
Servicer[s]                                 Litton
Raters                                      S&P/Moodys
POOL SUMMARY DATA
-----------------
Agency Conforming                                               75% approx
Non Conforming                                                  25% approx
Prefunding (if any)                         None
No of Loans                                                   2,607
Average Loan Size                                           184,448
WAC                                                            7.18
WA LTV                                                        80.4%
% First Lien                                                  98.0%
% Owner Occ                                                   94.8%
% Purchase                                                    34.6%
% Cash out                                                    60.3%
% Full Doc                                                    52.7%
% Reduced/Limited Doc                                          4.5%
% Stated Income                                               42.8%
% No docs                                                      0.0%
WA FICO                                                         618
FICO Range                                                500 - 804
Mortgage Indices
----------------
Floating Rate Mortgages                                       87.9%
Fixed Rate                                                    12.1%
2/28 Float                                                    66.1%
3/27 Float                                                     4.0%
5/25 Float                                                     0.0%
IO Mortgages                                                  17.8%
LOAN SIZE
---------
Loans < 100k                                                  10.0%
Loans < 75k                                                    4.2%
Loans > 350k                                                  26.1%
Loans > 500k                                                   6.8%
Loans > 750k                                                   0.0%
Income Strats
-------------
Average DTI                                                   40.7%
DTI 40-45%                                                    23.2%
DTI 45-50%                                                    32.6%
DTI 50-55%                                                     5.5%
DTI > 55%                                                      0.2%
GEOGRAPHIC
----------
California                                                    37.0%
North California                                              11.7%
South California                                              24.5%
Florida                                                        7.4%
Illinois                                                       3.0%
Michigan                                                       2.3%
Texas                                                          3.2%
Colorado                                                       1.7%
New York                                                       5.7%
New Jersey                                                     4.3%
Virginia                                                       1.9%
Washington                                                     3.0%
Mass                                                           2.8%
Property Type
-------------
Single Prop                                                   72.3%
PUD                                                           11.1%
2-4 Family                                                     9.7%
Condo                                                          6.8%
MH                                                             0.1%
FICO
----
Fico < 600                                                    37.9%
Fico < 580                                                    26.2%
Fico < 560                                                    20.9%
Below 520                                                      6.6%
521 - 540                                                      7.3%
541 - 560                                                      7.2%
561 - 580                                                      5.9%
581 - 600                                                     11.0%
601- 620                                                      10.1%
621 - 640                                                     15.5%
641 - 660                                                     13.3%
661 - 680                                                      8.4%
681 - 700                                                      5.0%
701-720                                                        4.0%
721 - 740                                                      2.4%
Above 740                                                      3.0%
LTV
---
<=50                                                           2.2%
50.01-55                                                       1.3%
55.01-60                                                       2.3%
60.01-65                                                       3.8%
65.01-70                                                       6.4%
70.01-75                                                       9.4%
75.01-80                                                      35.3%
80.01-85                                                       8.3%
85.01-90                                                      17.5%
90.01-95                                                      10.0%
95.01-100                                                      3.5%
> 100%                                                         0.0%
> 80%                                                         39.3%
> 90%                                                         13.5%

Average Seasoning                           1 month
% > 3 months                                <1%
mortgage insurance if any                   none
MI providers                                n/a
excess spread - ave 1st yr                  tbd
DELINQUENCIES
-------------
30-59 day past                                                0.00%